SUPPLEMENT DATED FEBRUARY 13, 2009

TO THE PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION

DATED SEPTEMBER 16, 2008

FOR

WESTERN ASSET AMT TAX FREE MONEY MARKET FUND, a series of

LEGG MASON PARTNERS MONEY MARKET TRUST

(the “Fund”)

The Fund’s Board of Trustees has determined that it is advisable and in the best interests of the Fund and its shareholders to terminate and wind up the Fund. The Fund is expected to cease operations on or about May 1, 2009. In preparation for the termination of the Fund, the assets of the Fund will be liquidated and the Fund will cease to pursue its investment objective. Although the Fund currently participates in the U.S. Treasury Department’s Temporary Guarantee Program for money market funds (the “Guarantee Program”), the Fund’s participation in the Guarantee Program will terminate on April 30, 2009.

Shareholders of the Fund who elect to redeem their shares prior to the completion of the liquidation will be redeemed in the ordinary course at the Fund’s net asset value per share. Each shareholder who remains in the Fund will receive a liquidating distribution equal to the aggregate net asset value of the shares of the Fund that such shareholder then holds.

In the interim, effective immediately, the Fund will be closed to new purchases and incoming exchanges, except that dividend reinvestment will continue until the Fund is terminated.

Shareholders are encouraged to consider options that may be suitable for the reinvestment of their liquidation proceeds, including exchanging into another fund within the Legg Mason mutual fund complex.

Shareholders should be aware that if they redeem shares, exchange them into another fund, or receive liquidation proceeds upon the termination of the Fund, it is generally considered a taxable event. However, shareholders will not have any gain or loss on the transaction so long as the Fund maintains a net asset value of $1.00 per share.

WASX011648